UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

Inozyme Pharma, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-39397 (Commission File Number)	38-4024528 (IRS Employer Identification No.)

321 Summer Street, Suite 400 Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 330-4340

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INZY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On April 19, 2022, Inozyme Pharma, Inc. (the “Company”) closed an underwritten offering of 16,276,987 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and, in lieu of Common Stock to certain investors, pre-funded warrants to purchase 3,523,013 shares of Common Stock (the “Pre-Funded Warrants”).

On June 10, 2022, the Company and each holder of the Pre-Funded Warrants entered into amended and restated Pre-Funded Warrants solely to eliminate the seven-year expiration date of the Pre-Funded Warrants. Each amended and restated Pre-Funded Warrant is now exercisable from the original date of issuance until the date the Pre-Funded Warrant is exercised in full. All other terms of the Pre-Funded Warrants remain unchanged.

The foregoing description of the amended and restated Pre-Funded Warrants is qualified in its entirety by reference to the Form of Amended and Restated Pre-Funded Warrant, which is attached as Exhibit 4.1 hereto and is herein incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company's annual meeting of stockholders held on June 10, 2022, the Company’s stockholders voted on the following proposals:

1.

The following two nominees were elected to the Company’s Board of Directors as Class II directors, each to serve for a three-year term expiring at the 2025 annual meeting of stockholders. The results of the stockholders’ vote with respect to the election of such Class II directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Sarah Bhagat	13,665,027	2,954,623	863,232
Reinaldo Diaz	13,717,019	2,902,631	863,232

2.

The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022 was ratified. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For:	17,482,562
Votes Against:	300
Votes Abstaining:	20
Broker Non-Votes:	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Amended and Restated Pre-Funded Warrant
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOZYME PHARMA, INC.

Date: June 10, 2022	By:	/s/ Axel Bolte
Name: Axel Bolte
Title: President and Chief Executive Officer